UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 19, 2009

                       SECURITY DEVICES INTERNATIONAL INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                                                    Applied For
--------------------            ------------------          ------------------
(State or other jurisdiction  (Commission File No.)            (IRS Employer
of incorporation)                                           Identification No.)

                      120 Adelaide Street West, Suite 2500
                            Toronto, Ontario M5H 1T1
                 ------------------- -------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (416) 787-1871
                                                           --------------

                              464 Old Orchard Grove
                                Toronto, Ontario
                                 Canada M5M 2G4
             -------------------------------------- ---------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02   Unregistered Sales of Equity Securities.

     On August 19, 2009 the Company sold 788,000 units to a group of private investors. Each unit consisted of one share of common stock and one warrant. Each warrant allows the holder to purchase one share of the Company's common stock at a price of $0.50 per share at any time prior to June 15, 2010. The shares were sold at a price of $0.25 per unit. The shares of common stock are, and any shares issuable upon the exercise of warrants will be, restricted securities, as that term is defined in Rule 144 of the Securities and Exchange Commission.

     The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 in connection with the sale of these securities. The persons who acquired the shares and warrants were sophisticated investors and were provided full information regarding the Company. There was no general solicitation in connection with the offer or sale of the securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission or other form of remuneration was given to any person in connection with the issuance of these securities.


Item 9.01  Financial Statements and Exhibits

           None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 21, 2009

                                 SECURITY DEVICES INTERNATIONAL INC.



                                 By:  /s/ Sheldon Kales
                                      ----------------------------------
                                     Sheldon Kales, President